Investor Presentation May 1, 2013

THIS PRESENTATION CONTAINS FORWARD - LOOKING STATEMENTS BASED ON CURRENT EXPECTATIONS, ESTIMATES, AND PROJECTIONS ABOUT THE COMPANY’S OPERATIONS, INDUSTRY, FINANCIAL CONDITION, PERFORMANCE, AND RESULTS OF OPERATIONS . STATEMENTS CONTAINING WORDS SUCH AS “GUIDANCE,” “MAY,” “BELIEVE,” “ANTICIPATE,” “EXPECT,” “INTEND,” “PLAN,” "PROJECT,“ “COULD,” “WOULD,” “SHOULD,” "PROJECTIONS," AND “ESTIMATE,” OR SIMILAR EXPRESSIONS CONSTITUTE FORWARD - LOOKING STATEMENTS . IN ADDITION, ANY STATEMENTS THAT REFER TO EXPECTATIONS, PROJECTIONS, OR OTHER CHARACTERIZATIONS OF FUTURE EVENTS OR CIRCUMSTANCES -- INCLUDING ANY UNDERLYING ASSUMPTIONS -- ARE FORWARD - LOOKING STATEMENTS . STATEMENTS REGARDING OUR CURRENT EXPECTATIONS ABOUT THE COMPANY’S FUTURE OPERATIONS, FINANCIAL CONDITIONS, PERFORMANCE, SERVICES, AND THE INDUSTRY IN WHICH WE OPERATE ARE FORWARD - LOOKING STATEMENTS THAT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD - LOOKING STATEMENTS . MORE INFORMATION ABOUT POTENTIAL RISK FACTORS THAT COULD AFFECT THE COMPANY’S BUSINESS AND ITS FINANCIAL RESULTS ARE INCLUDED IN THE COMPANY’S ANNUAL REPORT ON FORM 10 - K FOR THE YEAR ENDED DECEMBER 31 , 2012 . PROJECTIONS ARE PROVIDED BY MANAGEMENT IN THIS PRESENTATION AND ARE BASED ON INFORMATION AVAILABLE TO US AT THIS TIME AND MANAGEMENT EXPECTS THAT INTERNAL PROJECTIONS AND EXPECTATIONS MAY CHANGE OVER TIME . SAFE HARBOR

To Design and Produce the Best Products For Our Followers and Partners Differentiate By Design Our Mission :

Our Business Model is Built for Today’s New Social Era Interactive TV Bricks & Mortar Digital We Are Truly OmniChannel

Our Brands

2 Direct - to - Retail Licenses with 2 Direct Response TV Networks* 30 Product Categories USA & Canada* 45 Licenses 120 Product Categories 750 Better Department Store Doors USA, Mexico, Canada, Middle East x x x x x x x * Distribution for Canada under a is under Letter of Intent with a direct response television network and planned to launch i n 2 013/2014.

1 Direct - to - Retail License with 1 Direct Response TV Network 25 Product Categories USA x x x

Modern Traditional Better Retailers Bridge Retailers Michael Michael Kors Lauren by Ralph Lauren Tommy Hilfiger Calvin Klein Elie Tahari Vince Tory Burch DVF Marc by Marc Jacobs Lilly Pulitzer Rachel Zoe Kate Spade Vineyard Vines J.Crew Juicy Couture BCBGMAXAZRIA Eileen Fisher Anne Klein Nicole Miller T Tahari Lucky Brand Jeans Jessica Simpson Ivanka Trump FCUK Ralph Lauren Blue Burberry Lafayette 148 Theory DKNY Joie Jones New York CK Jeans DKNY Jeans Lauren Denim Co. Our Better Retail Brand Positioning

Contemporary Traditional Every Day Designer Luxe Rachel Zoe Bob Mackie Susan Graver Joan Rivers George Simonton Women in Control Quacker Factory Denim & Co. Attitudes by Rene Logo by Lori Goldstein K - Dash by Kardashian Our Interactive TV Brand Positioning Dennis Basso American Glamour Badgley Mischka DKNY Jeans IMAN Jeffrey Banks Jessica Simpson DKNYC Betsey Johnson Judith Ripka Dooney & Bourke Nicole Richie Heidi Klum

Our Growth Opportunities 1 2 3

Continue to Increase S ales in our Interactive TV Business : Continue to Increase Productivity New Categories Geographies On - Air H ours, and Online S ales Continue to Launch New Categories : Wholesale Better Retail Business Other B ricks & Mortar Distribution Increase Door C ounts Continue to Grow International Business Increase O perating Margins as Revenues G row Increase Brand Awareness 1. Grow Existing Business x x x x x x x x x x x x x

2011 2012 ▪ Interactive Gross Retail Sales (Combined IML & LCNY) $80MM $120MM ▪ Bricks - and - Mortar/E - Commerce Sales (IMNY) Xcel Revenue $ 0 $11.6MM $ 20MM $13.1MM 1. Grow Existing Business - Retail Sales Score Card $80 MM $120MM $20MM Sales figures are approximate for 2011 and 2012.

New Licenses under our B rands New International Licenses for Wholesale and ITV New Collaborations/Co - Branding Opportunities New Market Segments Increased Door Count 2011 2012 2013( est ) ▪ IMNY Categories Signed: Signed Licenses IMNY Categories Launched Estimated Bricks & Mortar Retail Doors Market Segments 40 18 0 0 6 120 40 8 125 9 150 50 25 750 12 ▪ Collaborations/Co - Branding: 0 1 5 2. Category Extensions – Operating Metrics Score Card 40 1 40 150 5 120 x x x x x Categories, door counts, and market segments are estimated based on available information; all figures are estimated for 2013 .

Retail S tores U nder the Isaac Mizrahi New York Brand ( 1 st Store Opening May 2013 ) Launch e - Commerce to Promote and Sell O ur Products Online 3. Direct - To - Consumer (Retail) x x

We Believe… The Way People Shop W ill C ontinue T o Change The Acceleration of Change W ill Continue T o Increase Our Focus O n Design and OmniChannel D istribution In This New Social Era Positions Us Well T o Benefit From T he Changes That Are Coming Positioned For The Future x x x